Exhibit 99.1

Brunswick Corporation
Non-GAAP Financial Information
Quarterly Consolidated Statements of Income
(in millions, except per share data)
(unaudited)
	2006	2005				2004				2003
	Q1	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Net sales	$1,413.3	$1,342.5	$1,531.6	$1,351.1	$1,381.7	$1,166.5	$1,382.9	$1,229.7	$1,279.0	$930.4	$1,067.5	$1,010.1	$1,055.6
Cost of sales	1,099.9	1,021.3	1,145.0	1,045.6	1,073.4	881.9	1,030.0	928.6	969.1	722.9	804.8	764.3	797.8
Selling, general and administrative expense	184.7	192.5	187.9	173.3	175.7	176.1	188.8	176.1	195.9	141.6	147.8	155.9	168.3
Research and development expense	30.5	29.9	30.5	30.1	33.0	29.9	26.5	27.4	33.0	27.0	26.8	27.5	30.3
Litigation charge	-	-	-	-	-	-	-	-	-	25.0	-	-	-
Operating earnings	98.2	98.8	168.2	102.1	99.6	78.6	137.6	97.6	81.0	13.9	88.1	62.4	59.2
Equity earnings	5.2	5.0	5.6	3.3	4.2	3.3	5.5	3.5	5.8	2.2	0.8	3.9	3.0
Investment sale gain	-	38.7	-	-	-	-	-	-	-	-	-	-	-
Other income (expense), net	(0.2)	(0.9)	0.1	(0.2)	(0.5)	(2.5)	(1.2)	(0.9)	0.1	(1.2)	1.5	(1.7)	1.5
Earnings before interest and income taxes	103.2	141.6	173.9	105.2	103.3	79.4	141.9	100.2	86.9	14.9	90.4	64.6	63.7
Interest expense	(13.6)	(13.0)	(13.1)	(13.5)	(13.6)	(10.1)	(10.4)	(12.1)	(12.6)	(10.7)	(10.1)	(10.1)	(10.1)
Interest income	3.0	2.7	3.5	3.9	4.9	2.5	1.7	1.9	4.0	2.5	3.1	3.8	2.0
Earnings before income taxes	92.6	131.3	164.3	95.6	94.6	71.8	133.2	90.0	78.3	6.7	83.4	58.3	55.6
Income tax provision	18.5	37.3	53.3	13.1	11.0	23.9	44.7	19.2	21.7	2.4	29.3	20.8	14.5
Earnings from continuing operations	74.1	94.0	111.0	82.5	83.6	47.9	88.5	70.8	56.6	4.3	54.1	37.5	41.1
Earnings (loss) from discontinued operations, net of tax	(6.7)	0.6	3.1	5.9	4.7	0.1	1.6	2.1	2.2	(0.5)	(0.5)	0.4	(1.2)

Net earnings	$67.4	$94.6	$114.1	$88.4	$88.3	$48.0	$90.1	$72.9	$58.8	$3.8	$53.6	$37.9	$39.9

Earnings per common share
Basic
Earnings from continuing operations	$0.78	$0.96	$1.13	$0.84	$0.86	$0.51	$0.92	$0.74	$0.58	$0.05	$0.60	$0.42	$0.44
Earnings (loss) from discontinued operations	(0.07)	0.01	0.03	0.06	0.05	-	0.02	0.02	0.02	(0.01)	(0.01)	-	(0.01)

Net earnings	$0.71	$0.97	$1.16	$0.90	$0.91	$0.51	$0.94	$0.76	$0.60	$0.04	$0.59	$0.42	$0.43

Diluted
Earnings from continuing operations	$0.77	$0.95	$1.12	$0.83	$0.85	$0.50	$0.91	$0.73	$0.57	$0.05	$0.60	$0.41	$0.44
Earnings (loss) from discontinued operations	(0.07)	0.01	0.03	0.06	0.05	-	0.02	0.02	0.02	(0.01)	(0.01)	-	(0.01)

Net earnings	$0.70	$0.96	$1.15	$0.89	$0.90	$0.50	$0.93	$0.75	$0.59	$0.04	$0.59	$0.41	$0.43

Weighted average number of shares used for computation of:
Basic earnings per share	95.6	97.7	98.0	98.1	96.7	93.7	95.4	96.2	97.2	90.6	90.8	91.2	92.2
Diluted earnings per share	96.6	99.0	99.2	99.3	97.8	95.6	97.2	97.7	98.8	90.6	91.3	92.3	93.5

Effective tax rate	17.4%	28.1%	32.0%	11.2%	8.9%	33.0%	33.0%	20.5%	27.2%	35.8%	34.9%	35.0%	26.7%

On April 27, 2006, the Company announced its intention to dispose of substantially all of the assets of Brunswick New Technologies. Accordingly, these financial statements have been prepared utilizing non-GAAP financial information to illustrate how the financial statements would have appeared had the decision been made prior to March 31, 2006. The Company believes that presenting these results excluding these businesses is more representative of the financial performance of its ongoing operations. The Company will formally disaggregate its financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006.

Brunswick Corporation
Non-GAAP Financial Information
Year-To-Date Consolidated Statements of Income
(in millions, except per share data)
(unaudited)
	2006	2005				2004				2003
	Mar 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Net sales	$1,413.3	$1,342.5	$2,874.1	$4,225.2	$5,606.9	$1,166.5	$2,549.4	$3,779.1	$5,058.1	$930.4	$1,997.9	$3,008.0	$4,063.6
Cost of sales	1,099.9	1,021.3	2,166.3	3,211.9	4,285.3	881.9	1,911.9	2,840.5	3,809.6	722.9	1,527.7	2,292.0	3,089.8
Selling, general and administrative expense	184.7	192.5	380.4	553.7	729.4	176.1	364.9	541.0	736.9	141.6	289.4	445.3	613.6
Research and development expense	30.5	29.9	60.4	90.5	123.5	29.9	56.4	83.8	116.8	27.0	53.8	81.3	111.6
Litigation charge	-	-	-	-	-	-	-	-	-	25.0	25.0	25.0	25.0
Operating earnings	98.2	98.8	267.0	369.1	468.7	78.6	216.2	313.8	394.8	13.9	102.0	164.4	223.6
Equity earnings	5.2	5.0	10.6	13.9	18.1	3.3	8.8	12.3	18.1	2.2	3.0	6.9	9.9
Investment sale gain	-	38.7	38.7	38.7	38.7	-	-	-	-	-	-	-	-
Other income (expense), net	(0.2)	(0.9)	(0.8)	(1.0)	(1.5)	(2.5)	(3.7)	(4.6)	(4.5)	(1.2)	0.3	(1.4)	0.1
Earnings before interest and income taxes	103.2	141.6	315.5	420.7	524.0	79.4	221.3	321.5	408.4	14.9	105.3	169.9	233.6
Interest expense	(13.6)	(13.0)	(26.1)	(39.6)	(53.2)	(10.1)	(20.5)	(32.6)	(45.2)	(10.7)	(20.8)	(30.9)	(41.0)
Interest income	3.0	2.7	6.2	10.1	15.0	2.5	4.2	6.1	10.1	2.5	5.6	9.4	11.4
Earnings before income taxes	92.6	131.3	295.6	391.2	485.8	71.8	205.0	295.0	373.3	6.7	90.1	148.4	204.0
Income tax provision	18.5	37.3	90.6	103.7	114.7	23.9	68.6	87.8	109.5	2.4	31.7	52.5	67.0
Earnings from continuing operations	74.1	94.0	205.0	287.5	371.1	47.9	136.4	207.2	263.8	4.3	58.4	95.9	137.0
Earnings (loss) from discontinued operations, net of tax	(6.7)	0.6	3.7	9.6	14.3	0.1	1.7	3.8	6.0	(0.5)	(1.0)	(0.6)	(1.8)

Net earnings	$67.4	$94.6	$208.7	$297.1	$385.4	$48.0	$138.1	$211.0	$269.8	$3.8	$57.4	$95.3	$135.2

Earnings per common share
Basic
Earnings from continuing operations	$0.78	$0.96	$2.09	$2.93	$3.80	$0.51	$1.44	$2.18	$2.76	$0.05	$0.64	$1.06	$1.50
Earnings (loss) from discontinued operations	(0.07)	0.01	0.04	0.10	0.15	-	0.02	0.04	0.06	(0.01)	(0.01)	(0.01)	(0.02)

Net earnings	$0.71	$0.97	$2.13	$3.03	$3.95	$0.51	$1.46	$2.22	$2.82	$0.04	$0.63	$1.05	$1.48

Diluted
Earnings from continuing operations	$0.77	$0.95	$2.07	$2.90	$3.76	$0.50	$1.41	$2.14	$2.71	$0.05	$0.64	$1.05	$1.49
Earnings (loss) from discontinued operations	(0.07)	0.01	0.04	0.10	0.14	-	0.02	0.04	0.06	(0.01)	(0.01)	(0.01)	(0.02)

Net earnings	$0.70	$0.96	$2.11	$3.00	$3.90	$0.50	$1.43	$2.18	$2.77	$0.04	$0.63	$1.04	$1.47

Weighted average number of shares used for computation of:
Basic earnings per share	95.6	97.7	97.8	97.9	97.6	93.7	94.5	95.1	95.6	90.6	90.7	90.9	91.2
Diluted earnings per share	96.6	99.0	99.1	99.2	98.8	95.6	96.4	96.8	97.3	90.6	91.0	91.4	91.9

Effective tax rate	17.4%	28.1%	30.3%	25.5%	22.3%	33.0%	33.2%	29.1%	28.7%	35.8%	35.0%	35.0%	32.8%

On April 27, 2006, the Company announced its intention to dispose of substantially all of the assets of Brunswick New Technologies. Accordingly, these financial statements have been prepared utilizing non-GAAP financial information to illustrate how the financial statements would have appeared had the decision been made prior to March 31, 2006. The Company believes that presenting these results excluding these businesses is more representative of the financial performance of its ongoing operations. The Company will formally disaggregate its financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006.

Brunswick Corporation
Non-GAAP Financial Information
Selected Financial Information
(in millions)
(unaudited)
	2006	2005				2004				2003
Year-To-Date	Mar 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Net Sales
Boat	$751.0	$680.7	$1,426.2	$2,111.7	$2,783.4	$515.2	$1,147.9	$1,718.1	$2,285.0	$381.9	$803.3	$1,210.3	$1,629.3
Marine Engine	557.2	543.2	1,228.0	1,784.6	2,305.6	491.4	1,114.1	1,643.0	2,167.6	405.6	921.7	1,393.9	1,832.1
Marine eliminations	(143.5)	(119.5)	(253.1)	(383.4)	(494.2)	(80.2)	(180.3)	(287.8)	(392.2)	(61.4)	(130.6)	(202.4)	(276.4)
Total Marine	1,164.7	1,104.4	2,401.1	3,512.9	4,594.8	926.4	2,081.7	3,073.3	4,060.4	726.1	1,594.4	2,401.8	3,185.0
Fitness	134.5	128.1	249.1	377.2	553.8	130.8	253.1	385.9	559.6	119.4	224.6	329.9	487.2
Bowling & Billiards	114.7	111.5	226.4	338.3	464.5	110.2	216.0	322.7	442.4	85.1	179.2	276.7	392.4
Eliminations	(0.6)	(1.5)	(2.5)	(3.2)	(6.2)	(0.9)	(1.4)	(2.8)	(4.3)	(0.2)	(0.3)	(0.4)	(1.0)

Total	$1,413.3	$1,342.5	$2,874.1	$4,225.2	$5,606.9	$1,166.5	$2,549.4	$3,779.1	$5,058.1	$930.4	$1,997.9	$3,008.0	$4,063.6

Operating Earnings
Boat	$48.4	$49.1	$123.9	$161.9	$192.5	$32.2	$89.2	$125.2	$150.4	$14.6	$46.8	$54.9	$65.2
Marine Engine	44.9	52.0	155.5	216.7	250.5	42.9	137.1	206.0	237.2	20.2	85.9	147.1	173.6
Marine eliminations	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Marine	93.3	101.1	279.4	378.6	443.0	75.1	226.3	331.2	387.6	34.8	132.7	202.0	238.8
Fitness	8.9	6.4	11.5	25.8	56.1	8.8	11.3	19.7	44.3	(13.0)	(8.2)	0.2	28.1
Bowling & Billiards	12.8	11.1	16.3	22.0	37.2	13.5	17.7	21.7	41.7	8.5	10.3	10.3	25.6
Corporate/Other	(16.8)	(19.8)	(40.2)	(57.3)	(67.6)	(18.8)	(39.1)	(58.8)	(78.8)	(16.4)	(32.8)	(48.1)	(68.9)

Total	$98.2	$98.8	$267.0	$369.1	$468.7	$78.6	$216.2	$313.8	$394.8	$13.9	$102.0	$164.4	$223.6

Quarterly	2006	2005				2004				2003
	Q1	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Net Sales
Boat	$751.0	$680.7	$745.5	$685.5	$671.7	$515.2	$632.7	$570.2	$566.9	$381.9	$421.4	$407.0	$419.0
Marine Engine	557.2	543.2	684.8	556.6	521.0	491.4	622.7	528.9	524.6	405.6	516.1	472.2	438.2
Marine eliminations	(143.5)	(119.5)	(133.6)	(130.3)	(110.8)	(80.2)	(100.1)	(107.5)	(104.4)	(61.4)	(69.2)	(71.8)	(74.0)
Total Marine	1,164.7	1,104.4	1,296.7	1,111.8	1,081.9	926.4	1,155.3	991.6	987.1	726.1	868.3	807.4	783.2
Fitness	134.5	128.1	121.0	128.1	176.6	130.8	122.3	132.8	173.7	119.4	105.2	105.3	157.3
Bowling & Billiards	114.7	111.5	114.9	111.9	126.2	110.2	105.8	106.7	119.7	85.1	94.1	97.5	115.7
Eliminations	(0.6)	(1.5)	(1.0)	(0.7)	(3.0)	(0.9)	(0.5)	(1.4)	(1.5)	(0.2)	(0.1)	(0.1)	(0.6)

Total	$1,413.3	$1,342.5	$1,531.6	$1,351.1	$1,381.7	$1,166.5	$1,382.9	$1,229.7	$1,279.0	$930.4	$1,067.5	$1,010.1	$1,055.6

Operating Earnings
Boat	$48.4	$49.1	$74.8	$38.0	$30.6	$32.2	$57.0	$36.0	$25.2	$14.6	$32.2	$8.1	$10.3
Marine Engine	44.9	52.0	103.5	61.2	33.8	42.9	94.2	68.9	31.2	20.2	65.6	61.3	26.5
Marine eliminations	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Marine	93.3	101.1	178.3	99.2	64.4	75.1	151.2	104.9	56.4	34.8	97.8	69.4	36.8
Fitness	8.9	6.4	5.1	14.3	30.3	8.8	2.5	8.4	24.6	(13.0)	4.9	8.3	27.9
Bowling & Billiards	12.8	11.1	5.2	5.7	15.2	13.5	4.2	4.0	20.0	8.5	1.8	-	15.3
Corporate/Other	(16.8)	(19.8)	(20.4)	(17.1)	(10.3)	(18.8)	(20.3)	(19.7)	(20.0)	(16.4)	(16.4)	(15.3)	(20.8)

Total	$98.2	$98.8	$168.2	$102.1	$99.6	$78.6	$137.6	$97.6	$81.0	$13.9	$88.1	$62.4	$59.2

					Dec 31				Dec 31				Dec 31
					2005				2004				2003

Total Assets
Boat					$1,358.9				$1,214.9				$871.3
Marine Engine					981.8				887.0				758.0
Total Marine					2,340.7				2,101.9				1,629.3
Fitness					678.5				668.4				636.3
Bowling & Billiards					390.2				373.8				349.0
Corporate/Other					1,005.4				1,054.8				908.8

Total					$4,414.8				$4,198.9				$3,523.4

On April 27, 2006, the Company announced its intention to dispose of substantially all of the assets of Brunswick New Technologies. Accordingly, these financial statements have been prepared utilizing non-GAAP financial information to illustrate how the financial statements would have appeared had the decision been made prior to March 31, 2006. The Company believes that presenting these results excluding these businesses is more representative of the financial performance of its ongoing operations. The Company will formally disaggregate its financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006.

Brunswick Corporation
Non-GAAP Financial Information
Comparative Consolidated Condensed Balance Sheets
(in millions)
(unaudited)
	2006	2005				2004				2003
	Mar 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Assets
Current assets
Cash and cash equivalents	$216.5	$439.7	$508.6	$535.9	$487.7	$173.8	$438.2	$493.1	$499.8	$280.0	$254.1	$353.9	$345.9
Accounts and notes receivable, net	540.5	480.2	481.1	449.7	471.5	438.5	438.0	408.5	439.0	439.2	486.2	337.4	357.9
Inventories
Finished goods	418.3	421.0	397.3	406.0	384.3	389.6	356.7	371.9	374.2	292.8	301.2	294.0	322.1
Work-in-process	335.8	282.4	305.9	314.4	298.5	222.5	240.4	258.9	258.9	209.8	203.5	210.1	205.3
Raw materials	143.5	128.5	140.5	149.4	134.1	91.1	95.0	112.0	116.3	63.0	69.5	79.2	78.0
Net inventories	897.6	831.9	843.7	869.8	816.9	703.2	692.1	742.8	749.4	565.6	574.2	583.3	605.4
Deferred income taxes	273.6	292.0	298.3	293.7	274.8	297.5	311.5	314.9	292.7	302.6	313.0	321.8	302.3
Prepaid expenses and other	60.8	41.5	54.6	48.8	70.4	49.2	50.2	51.5	55.1	43.4	41.9	44.5	67.1
Current assets held for sale	99.4	62.2	80.6	100.5	113.7	38.6	46.0	61.9	62.7	4.6	22.3	26.3	36.5
Current assets	2,088.4	2,147.5	2,266.9	2,298.4	2,235.0	1,700.8	1,976.0	2,072.7	2,098.7	1,635.4	1,691.7	1,667.2	1,715.1

Net property	982.0	858.5	879.3	919.0	953.3	841.6	840.3	844.7	865.4	777.5	783.4	792.7	821.4

Other assets
Goodwill and other intangibles	991.5	878.8	931.5	952.3	949.1	820.4	828.1	828.0	879.1	574.8	625.5	658.2	662.7
Investments and other long-term assets	399.5	370.8	369.3	357.5	391.1	384.3	380.0	382.0	418.4	298.8	306.8	329.7	360.7
Long-term assets held for sale	93.3	86.8	89.8	91.3	93.0	43.1	70.5	74.6	84.8	3.5	32.3	36.2	42.6

Total assets	$4,554.7	$4,342.4	$4,536.8	$4,618.5	$4,621.5	$3,790.2	$4,094.9	$4,202.0	$4,346.4	$3,290.0	$3,439.7	$3,484.0	$3,602.5

Liabilities and shareholders' equity
Current liabilities
Short-term debt	$0.9	$6.1	$3.1	$5.8	$1.1	$48.8	$13.4	$13.5	$10.7	$30.7	$43.6	$30.5	$23.8
Accounts payable	418.6	372.2	408.9	406.8	431.7	320.6	332.7	317.2	371.2	279.9	298.5	301.5	306.7
Accrued expenses and accrued income taxes	757.9	757.8	791.9	778.3	803.8	748.4	799.8	824.9	839.6	648.7	726.3	718.6	749.8
Current liabilities held for sale	42.4	36.1	45.5	65.4	68.6	28.9	29.8	37.6	32.3	2.9	16.1	24.6	26.3
Current liabilities	1,219.8	1,172.2	1,249.4	1,256.3	1,305.2	1,146.7	1,175.7	1,193.2	1,253.8	962.2	1,084.5	1,075.2	1,106.6

Long-term debt	723.5	723.2	729.4	726.8	723.7	585.8	726.5	729.8	728.4	588.1	588.5	584.5	583.8
Other long-term liabilities	610.7	649.8	642.2	636.2	608.1	604.4	609.7	603.3	648.4	633.9	590.1	591.4	589.1
Long-term liabilities held for sale	5.8	4.2	5.0	5.4	5.7	-	0.4	0.4	3.5	-	-	-	-
Shareholders' equity	1,994.9	1,793.0	1,910.8	1,993.8	1,978.8	1,453.3	1,582.6	1,675.3	1,712.3	1,105.8	1,176.6	1,232.9	1,323.0

Total liabilities and shareholders' equity	$4,554.7	$4,342.4	$4,536.8	$4,618.5	$4,621.5	$3,790.2	$4,094.9	$4,202.0	$4,346.4	$3,290.0	$3,439.7	$3,484.0	$3,602.5

Supplemental Information
Debt-to-capitalization rate	26.6%	28.9%	27.7%	26.9%	26.8%	30.4%	31.9%	30.7%	30.2%	35.9%	34.9%	33.3%	31.5%

On April 27, 2006, the Company announced its intention to dispose of substantially all of the assets of Brunswick New Technologies. Accordingly, these financial statements have been prepared utilizing non-GAAP financial information to illustrate how the financial statements would have appeared had the decision been made prior to March 31, 2006. The Company believes that presenting these results excluding these businesses is more representative of the financial performance of its ongoing operations. The Company will formally disaggregate its financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006.

Brunswick Corporation
Non-GAAP Financial Information
Year-To-Date Condensed Consolidated Statements of Cash Flows
(in millions)
(unaudited)
	2006	2005				2004				2003
	Mar 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31	Mar 31	Jun 30	Sep 30	Dec 31

Cash flows from operating activities
Net earnings from continuing operations	$74.1	$94.0	$205.0	$287.5	$371.1	$47.9	$136.4	$207.2	$263.8	$4.3	$58.4	$95.9	$137.0
Depreciation and amortization	40.7	37.2	75.9	114.3	156.3	37.5	75.2	114.8	153.6	35.5	72.8	110.7	149.4
Changes in noncash current assets and current liabilities	(220.9)	(217.4)	(153.4)	(132.4)	(53.6)	(155.7)	(90.3)	(112.7)	(53.4)	(109.9)	(62.2)	93.2	107.0
Income taxes and other, net	31.4	10.1	(21.0)	(29.8)	(52.2)	53.9	45.5	45.8	60.4	29.0	(5.8)	4.9	12.3
Net cash (used for) provided by operating activities of continuing operations	(74.7)	(76.1)	106.5	239.6	421.6	(16.4)	166.8	255.1	424.4	(41.1)	63.2	304.7	405.7
Net cash (used for) provided by operating activities of discontinued operations	(16.9)	6.8	4.9	13.1	11.3	1.2	3.2	(5.0)	(9.2)	(1.1)	(1.8)	0.4	(10.6)
Net cash (used for) provided by operating activities	(91.6)	(69.3)	111.4	252.7	432.9	(15.2)	170.0	250.1	415.2	(42.2)	61.4	305.1	395.1

Cash flows from investing activities
Capital expenditures	(54.4)	(29.6)	(79.9)	(150.4)	(223.8)	(31.5)	(70.7)	(110.2)	(163.8)	(19.8)	(51.9)	(92.2)	(157.7)
Acquisitions of businesses, net of cash and debt acquired	(62.9)	(13.4)	(86.9)	(127.5)	(130.3)	(196.2)	(197.6)	(197.5)	(248.2)	-	(64.6)	(139.8)	(140.0)
Investments	(7.1)	(8.1)	(4.7)	4.7	(21.1)	(4.9)	(2.3)	(2.6)	(16.2)	(11.9)	(11.7)	(35.6)	(39.3)
Proceeds from sale of property, plant and equipment	5.1	6.0	11.8	13.4	13.4	0.5	6.0	6.8	13.4	-	3.8	3.9	7.5
Proceeds from investment sale	-	57.9	57.9	57.9	57.9	-	-	-	-	-	-	-	-
Other, net	-	-	-	(1.2)	(1.2)	(1.4)	(2.1)	(2.1)	2.0	-	(0.5)	(0.5)	(3.0)
Net cash (used for) provided by investing activities of continuing operations	(119.3)	12.8	(101.8)	(203.1)	(305.1)	(233.5)	(266.7)	(305.6)	(412.8)	(31.7)	(124.9)	(264.2)	(332.5)
Net cash (used for) provided by investing activities of discontinued operations	(1.9)	(3.2)	(9.4)	(12.8)	(17.7)	(1.0)	(18.4)	(20.2)	(27.1)	(0.1)	(33.1)	(34.3)	(39.4)
Net cash (used for) provided by investing activities	(121.2)	9.6	(111.2)	(215.9)	(322.8)	(234.5)	(285.1)	(325.8)	(439.9)	(31.8)	(158.0)	(298.5)	(371.9)

Cash flows from financing activities
Net repayments of commercial paper and
other short-term debt	-	(4.0)	1.1	4.4	(0.6)	24.2	(5.5)	(5.1)	(8.8)	2.2	1.5	3.1	1.8
Net proceeds from issuances of long-term debt	-	-	-	-	1.3	-	149.1	150.1	152.3	-	-	-	-
Payments of long-term debt including current maturities	(0.3)	(1.3)	(1.9)	(3.8)	(6.7)	-	(5.6)	(6.0)	(6.3)	-	(5.0)	(19.3)	(24.5)
Stock repurchases	(61.8)	-	-	(15.7)	(76.0)	-	-	-	-	-	-	-	-
Cash dividends paid	-	-	-	-	(57.3)	-	-	-	(58.1)	-	-	-	(45.9)
Stock options exercised	3.7	4.9	9.4	14.4	17.1	53.4	69.4	83.9	99.5	0.4	2.8	12.1	39.9
Net cash (used for) provided by financing activities of continuing operations	(58.4)	(0.4)	8.6	(0.7)	(122.2)	77.6	207.4	222.9	178.6	2.6	(0.7)	(4.1)	(28.7)
Net cash (used for) provided by financing activities of discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash (used for) provided by financing activities	(58.4)	(0.4)	8.6	(0.7)	(122.2)	77.6	207.4	222.9	178.6	2.6	(0.7)	(4.1)	(28.7)

Net (decrease) increase in cash and cash equivalents	(271.2)	(60.1)	8.8	36.1	(12.1)	(172.1)	92.3	147.2	153.9	(71.4)	(97.3)	2.5	(5.5)
Cash and cash equivalents at Beginning of Period	487.7	499.8	499.8	499.8	499.8	345.9	345.9	345.9	345.9	351.4	351.4	351.4	351.4

Cash and cash equivalents at End of Period	$216.5	$439.7	$508.6	$535.9	$487.7	$173.8	$438.2	$493.1	$499.8	$280.0	$254.1	$353.9	$345.9

Free Cash Flow
Net cash provided by (used for) operating activities of continuing operations	$(74.7)	$(76.1)	$106.5	$239.6	$421.6	$(16.4)	$166.8	$255.1	$424.4	$(41.1)	$63.2	$304.7	$405.7

Net cash provided by (used for) continuing operations:
Capital expenditures	(54.4)	(29.6)	(79.9)	(150.4)	(223.8)	(31.5)	(70.7)	(110.2)	(163.8)	(19.8)	(51.9)	(92.2)	(157.7)
Proceeds from investment sale	-	57.9	57.9	57.9	57.9	-	-	-	-	-	-	-	-
Other continuing operations, net	5.1	6.0	11.8	12.2	12.2	(0.9)	3.9	4.7	15.4	-	3.3	3.4	4.5

Total Free Cash Flow	$(124.0)	$(41.8)	$96.3	$159.3	$267.9	$(48.8)	$100.0	$149.6	$276.0	$(60.9)	$14.6	$215.9	$252.5

On April 27, 2006, the Company announced its intention to dispose of substantially all of the assets of Brunswick New Technologies. Accordingly, these financial statements have been prepared utilizing non-GAAP financial information to illustrate how the financial statements would have appeared had the decision been made prior to March 31, 2006. The Company believes that presenting these results excluding these businesses is more representative of the financial performance of its ongoing operations. The Company will formally disaggregate its financial statements in its Quarterly Report on Form 10-Q for the second quarter of 2006.